UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 29, 2010
Commission file number 000-04689
Pentair, Inc.

(Exact name of Registrant as specified in its charter)

Minnesota	41-0907434

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification number)

5500 Wayzata Blvd, Suite 800, Golden Valley, Minnesota	55416

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (763) 545-1730
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
At the annual meeting of the shareholders of Pentair, Inc. (the “Company”) held on April 29, 2010 the shareholders of the Company approved the amendment to the Company’s 2008 Omnibus Stock Incentive Plan (the “2008 Omnibus Plan”), increasing the number of shares of the Company’s common stock available under the plan by 4 million shares.
The 2008 Omnibus Plan is described in detail in the Company’s proxy statement filed with the Securities and Exchange Commission on March 18, 2010.
The Company cannot currently determine the benefits, if any, to be paid under the 2008 Omnibus Plan in the future to the officers of the Company, including the named executive officers, as a result of the amendment to the 2008 Omnibus Plan.
The description of the 2008 Omnibus Plan set forth above is qualified in its entirety by reference to the full text of the 2008 Omnibus Plan, which is filed herewith as Exhibit 10.1 and incorporated by reference herein.
ITEM 5.07 Submission of Matters to a Vote of Security Holders
An annual meeting of the shareholders of the Company was held on April 29, 2010. There were 98,647,326 shares of Common Stock entitled to vote at the meeting and a total of 83,156,025 (84.30%) were represented at the meeting.
The items voted upon at the annual meeting and the results of the vote on each proposal were as follows:
Proposal 1. — Election of Directors
To elect four directors of the Company to terms expiring in 2013. Each nominee for director was elected by a vote of the shareholders as follows:

Nominees	Votes For	Votes Against	Abstain	Broker Non-Vote
Glynis A. Bryan	69,704,796	8,096,899	543,029	4,811,301
T. Michael Glenn	69,819,780	7,968,276	556,668	4,811,301
David H. Y. Ho	69,701,950	8,081,991	560,783	4,811,301
William T. Monahan	72,012,034	5,708,952	623,738	4,811,301
Proposal 2. — Proposal to amend the Pentair, Inc. 2008 Omnibus Stock Incentive Plan to increase the number of shares available for grant.
To amend the Pentair, Inc. 2008 Omnibus Plan to increase the number of shares available for grant. The proposal was approved by a vote of the shareholders as follows:

Votes For	Votes Against	Abstain	Broker Non-Vote
43,610,405	34,176,398	556,321	4,812,901
Proposal 3. — Ratification of Appointment of Deloitte & Touche LLP as our Independent Registered Public Accounting Firm for 2010
To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2010. The proposal was approved by a vote of the shareholders as follows:

Votes For	Votes Against	Abstain	Broker Non-Vote
81,620,413	960,099	575,513	—

ITEM 9.01 Financial Statements and Exhibits
(a)	Financial Statements of Businesses Acquired Not applicable.

(b)	Pro Forma Financial Information Not applicable.

(c)	Shell Company Transactions Not applicable.

(d)	Exhibits The following exhibit is filed with this Current Report on Form 8-K:

Exhibit	Description

10.1	Pentair, Inc. 2008 Omnibus Stock Incentive Plan, as amended and restated (incorporated by reference to Appendix A contained in Pentair’s proxy statement for its 2010 annual meeting of shareholders).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on May 4, 2010.

PENTAIR, INC. Registrant
By	/s/ John L. Stauch
John L. Stauch
Executive Vice President and Chief Financial Officer

PENTAIR, INC.
Exhibit Index to Current Report on Form 8-K
Dated April 29, 2010

Exhibit
Number	Description

10.1	Pentair, Inc. 2008 Omnibus Stock Incentive Plan, as amended and restated (incorporated by reference to Appendix A contained in Pentair’s proxy statement for its 2010 annual meeting of shareholders).